                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Joseph V.  Roberts,  Chief  Executive  Officer  of  Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the quarter  ended  September 30, 2006 of the Company (the "Report")  fully complies with the  requirements  of section 13
(a) or 15 (d) of the  Securities  Exchange  Act of  1934,  and  the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Joseph V. Roberts
                                                   -----------------------------
                                                   Joseph V. Roberts
                                                   Chief Executive Officer

November 20, 2006